UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-09815

                               THE ARBITRAGE FUNDS
               (Exact name of Registrant as specified in charter)
                                    --------


                                650 Fifth Avenue
                                    6th Floor
                               New York, NY 10019
               (Address of principal executive offices) (Zip code)

                                 John S. Orrico
                            Water Island Capital, LLC
                                650 Fifth Avenue
                                    6th Floor
                               New York, NY 10019
                     (Name and address of agent for service)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-259-2655

                      DATE OF FISCAL YEAR END: MAY 31, 2006

                     DATE OF REPORTING PERIOD: MAY 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.






                            [Arbitrage Logo Omitted]
                               THE ARBITRAGE FUND

                         A SERIES OF THE ARBITRAGE FUNDS

                                650 Fifth Avenue
                            New York, New York 10019






                                  ANNUAL REPORT
                                  MAY 31, 2006








                               WWW.THEARBFUND.COM

                            [Arbitrage Logo Omitted]
                               THE ARBITRAGE FUND

                           Water Island Capital, LLC
                                650 Fifth Avenue
                            New York, New York 10019
                                     -------
                       TEL: 212.259.2656 FAX: 212.259.2698


July 10, 2006

Dear Shareholder:

As The Arbitrage Fund operates on a May 31 fiscal year, we are pleased to present this year's Annual Report covering the period from June 1, 2005 through May 31, 2006. Looking back at the letter enclosed in last year's Annual Report, one cannot help but observe what a difference a year makes. In that letter, we noted that signs of a healthy merger arbitrage market were at hand and that although the widening of spreads might provide a minor or temporary drag on returns, the situation of negligible dealflow and low interest rates was rapidly reversing itself to the benefit of merger arbitrage. In fact, it was and, as a result, the Fund's Class R Shares generated a return of 7.15% for the 12 months ending May 31, 2006.

Since our last Annual Report to you, the two key drivers of profits in merger arbitrage: (1) higher interest rates and (2) normalized dealflow (in that order) have indeed improved substantially. Short term rates are double what they were in June 2004, and more than quadruple where they stood in January 2004. Since profit margins (i.e. spreads) in merger arbitrage track short term rates, we believe the profit potential in merger arbitrage is considerably greater than it has been at any time since 2000.

Similarly, though less critically, dealflow is at record levels. In fact, during the past 12 months we have witnessed a greater level of merger transactions (both in number of transactions and dollar value) than we have seen in half a decade. We expect this trend to continue through the balance of this year, driven in large part by globalization of the world's major economies. We say, however, that record dealflow, while clearly a boon for arbitrageurs, is "less critical" because whether or not deal volume breaks records or continues at current levels, The Arbitrage Fund is well positioned to profit from the wider spreads that result from higher short term interest rates as long as deal volume remains within historical norms.

It is also worth noting in the current  volatile  market that  mergers  occur in
both  up  markets  and  down  ones  and  that  some  of  the  best   acquisition
opportunities may frequently appear in difficult or volatile markets.

For these reasons, we are pleased to report to you that our predictions regarding an improved merger arbitrage environment have proven accurate and our efforts have borne fruit in the form of improved returns. We strongly believe that the merger market remains in the first stage of an extended recovery both at home and abroad and that that recovery will continue for several years to come. Record dealflow or not, we believe higher and more stable short term interest rates are here to stay, and that should bode well for the Fund's performance.

We thank you for your continued support and renew again our commitment to provide our shareholders with capital appreciation consistent with the overriding principle of capital preservation. Please also know that, as always, we welcome your calls.

Sincerely,

/s/ John S. Orrico

John S. Orrico, CFA
Portfolio Manager
President, Water Island Capital, LLC

THE MATERIAL ABOVE REFLECTS THE MANAGER'S OPINION OF THE MARKET AS OF A CERTAIN DATE AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. THE FUND USES INVESTMENT TECHNIQUES THAT ARE DIFFERENT FROM THE RISKS ORDINARILY ASSOCIATED WITH EQUITY INVESTMENTS. SUCH TECHNIQUES AND STRATEGIES INCLUDE MERGER ARBITRAGE RISKS, HIGH PORTFOLIO RISKS, OPTION RISKS, BORROWING RISKS, SHORT SALE RISKS, AND FOREIGN INVESTMENT RISKS, WHICH MAY INCREASE VOLATILITY AND MAY INCREASE COSTS AND LOWER PERFORMANCE.

THE ARBITRAGE FUND IS DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH THE ADVISOR OR ANY AFFILIATE.

THIS REPORT IS INTENDED FOR THE FUND'S SHAREHOLDERS. IT MAY NOT BE DISTRIBUTED TO PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

           Comparison of the Change in Value of a $10,000 Investment
               in The Arbitrage Fund(c) versus the S&P 500 Index
                              [Line Graph Omitted]
Plot Points are as follows:

        The Arbitrage Fund  S&P 500 Index
9/00          10,000           10,000
               9,820            9,128
              12,656            8,632
5/01          11,733            8,772
              10,831            7,944
              10,741            8,012
              11,334            7,811
5/02          11,594            7,557
              11,957            6,514
              11,925            6,689
              12,182            6,039
5/03          12,801            6,948
              13,011            7,300
              13,756            7,698
              14,210            8,366
5/04          13,654            8,221
              13,142            8,136
              13,612            8,688
              13,726            8,950
5/05          13,510            8,898
              13,886            9,158
              13,772            9,422
              14,170            9,701
5/06          14,478            9,667


                                            AVERAGE ANNUAL TOTAL RETURNS(B)
                                           (FOR PERIODS ENDED MAY 31, 2006)

                                   1 YEAR           5 YEAR       SINCE INCEPTION
                                 ----------       ----------    ----------------
The Arbitrage Fund - Class R        7.15%            4.29%           6.70% (c)
The Arbitrage Fund - Class I        7.38%             n/a            2.95% (d)
S&P 500 Index                       8.64%            1.96%          (0.59%)(c)



(a) The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares based on the difference in fees paid by shareholders in the different classes.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect. If they had not been in effect, performance would have been lower.

(c) Represents the period from the commencement of operations of Class R shares (September 17, 2000) through May 31, 2006.

(d) Represents the period from the commencement of operations of Class I shares (October 17, 2003) through May 31, 2006.

                               THE ARBITRAGE FUND
                              Portfolio Information
                            May 31, 2006 (Unaudited)
--------------------------------------------------------------------------------


ASSET ALLOCATION (as a percentage of total investments)
--------------------------------------------------------------------------------

The following chart shows the Fund's asset composition as of the report date.


[Pie Chart Omitted] Plot points are as follows:

Common Stocks - 91.80%
Equity Swaps - 4.74%
Real Estate Investment Trusts - 3.20%
Other - 0.26%

                               THE ARBITRAGE FUND
                       Statement of Assets and Liabilities
                                  May 31, 2006
--------------------------------------------------------------------------------

ASSETS
    Investments:
        At acquisition cost                                       $ 183,132,254
                                                                  =============
        At value (Note 1)                                         $ 184,557,327
    Deposits with brokers for securities sold short (Note 1          19,931,679
    Receivable for investment securities sold                         3,574,963
    Receivable for capital shares sold                                  375,626
    Dividends and interest receivable                                   115,881
    Unrealized appreciation on
      forward currency exchange contracts (Note 8)                       30,649
    Prepaid expenses                                                     46,320
                                                                  -------------
        Total Assets                                                208,632,445
                                                                  -------------
LIABILITIES
    Securities sold short, at value (Note 1
      (proceeds $19,346,846)                                         18,179,652
    Bank overdraft                                                    4,139,979
    Bank overdraft denominated in foreign currency
      (cost $1,717,298)                                               1,729,136
    Written options, at value (Notes 1 and 2
      (premiums received $663,271)                                      581,708
    Unrealized depreciation on
      forward currency exchange contracts (Note 8)                      574,692
    Payable for investment securities purchased                       7,222,517
    Payable for capital shares redeemed                                 157,884
    Dividends payable on securities sold short (Note 1)                  47,573
    Payable to Adviser (Note 3)                                         217,348
    Payable to Distributor (Note 3)                                      16,981
    Payable to Administrator (Note 3)                                    14,686
    Payable to Trustees                                                  12,000
    Payable to Chief Compliance Officer                                   3,598
    Other accrued expenses and liabilities                               81,137
                                                                  -------------
        Total Liabilities                                            32,978,891
                                                                  -------------
NET ASSETS                                                        $ 175,653,554
                                                                  =============
NET ASSETS CONSIST OF:
Paid-in capital                                                   $ 172,972,738
Accumulated net investment loss                                      (1,317,045)
Accumulated net realized gains on investment transactions             1,880,143
Net unrealized appreciation (depreciation) on:
    Investments                                                       1,425,073
    Securities sold short                                             1,167,194
    Written option contracts                                             81,563
    Translation of assets and liabilities
      denominated in foreign currencies                                (556,112)
                                                                  -------------
Net Assets                                                        $ 175,653,554
                                                                  =============
CLASS R SHARES
Net assets applicable to Class R shares                           $  87,642,672
                                                                  =============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)               6,885,427
                                                                  =============
Net assets value and offering price per share (a)                 $       12.73
                                                                  =============
CLASS I SHARES
Net assets applicable to Class I shares                           $  88,010,882
                                                                  =============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)               6,869,014
                                                                  =============
Net assets value and offering price per share (a)                 $       12.81
                                                                  =============
(a) Redemption price varies based on length of time held (Note 1).
See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                             Statement of Operations
                         For the Year Ended May 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of withholding taxes of $49,010)               $   2,642,513
    Interest                                                          1,065,459
    Other (Note 7)                                                        1,778
                                                                  -------------
        Total Income                                                  3,709,750
                                                                  -------------
EXPENSES
    Investment advisory fees (Note 3)                                 2,885,534
    Distribution  expense,  Class R (Note 3)                            273,965
    Administration  fees (Note 3)                                       197,501
    Dividend  expense                                                   566,682
    Transfer agent fees (Note 3)                                        102,091
    Transfer agent and shareholder service fees, Class R (Note 3)         3,695
    Transfer agent, account maintenance and shareholder service
      fees, Class I (Note 3)                                              5,161
    Custodian and bank service fees                                      67,476
    Registration and filing fees, Common                                 66,134
    Registration and filing fees, Class R                                 1,195
    Registration and filing fees, Class I                                 1,090
    Professional fees                                                    57,899
    Trustees' fees                                                       48,860
    Insurance expense                                                    46,256
    Printing of shareholder reports                                      45,411
    Chief Compliance Officer fees (Note 3)                               20,400
    Fund accounting fees (Note 3)                                        13,975
    Postage and supplies                                                  3,181
    Other expenses                                                       25,424
                                                                  -------------
        Total Expenses                                                4,431,930
    Fees waived by the Adviser (Note 3)                                (318,096)
    Class R expenses reimbursed by the Adviser (Note 3)                  (1,740)
    Class I expenses reimbursed by the Adviser (Note 3)                  (1,161)
                                                                  -------------
        Net Expenses                                                  4,110,933
                                                                  -------------
NET INVESTMENT LOSS                                                    (401,183)
                                                                  -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
     FOREIGN CURRENCIES (NOTE 5)
     Net realized gains (losses) from:
        Investments                                                  30,327,309
        Securities sold short                                       (13,506,076)
        Written option contracts                                      1,261,386
        Foreign currency transactions                                  (458,202)
    Net change in unrealized appreciation (depreciation) on:
        Investments                                                  (6,988,743)
        Securities sold short                                         4,528,444
        Written option contracts                                        226,294
        Foreign currency transactions                                (1,724,192)
                                                                  -------------
 NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    AND FOREIGN CURRENCIES                                           13,666,220
                                                                  -------------
 NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  13,265,037
                                                                  =============

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------

                                                                      YEAR             YEAR
                                                                      ENDED            ENDED
                                                                     MAY 31,          MAY 31,
                                                                      2006             2005
FROM OPERATIONS
    Net investment loss                                          $    (401,183)   $  (3,340,794)
    Net realized gains (losses) from:
        Investments                                                 30,327,309       (2,877,488)
        Securities sold short                                      (13,506,076)               --
        Written option contracts                                     1,261,386          867,279
        Foreign currency transactions                                 (458,202)        (267,246)
    Net change in unrealized appreciation (depreciation) on:
        Investments                                                 (6,988,743)       2,933,375
        Securities sold short                                        4,528,444       (3,695,496)
        Written option contracts                                       226,294           88,045
        Foreign currency transactions                               (1,724,192)       1,168,107
                                                                 -------------    -------------
Net increase (decrease) in net assets resulting from operations     13,265,037       (5,124,218)
                                                                 -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    Distributions from net realized gains, Class R                          --       (7,254,491)
    Distributions from net realized gains, Class I                          --       (4,670,105)
                                                                 -------------    -------------
Decrease in net assets from distributions to shareholders                   --      (11,924,596)
                                                                 -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 4)
CLASS R
    Proceeds from shares sold                                       24,876,671       43,128,832
    Shares issued in reinvestment of distributions                          --        7,011,970
    Proceeds from redemption fees collected (Note 1)                    27,885           25,653
    Payments for shares redeemed                                   (78,607,975)    (145,366,395)
                                                                 -------------    -------------
Net decrease in net assets from
    Class R share transactions                                     (53,703,419)     (95,199,940)
                                                                 -------------    -------------

CLASS I
    Proceeds from shares sold                                       28,645,078       54,421,439
    Shares issued in reinvestment of distributions                          --        4,413,952
    Proceeds from redemption fees collected (Note 1)                       147           10,556
    Payments for shares redeemed                                   (41,005,110)    (126,968,574)
                                                                 -------------    -------------
Net decrease in net assets from
    Class I share transactions                                     (12,359,885)     (68,122,627)
                                                                 -------------    -------------

TOTAL DECREASE IN NET ASSETS                                       (52,798,267)    (180,371,381)

NET ASSETS
    Beginning of year                                              228,451,821      408,823,202
                                                                 -------------    -------------
    End of year                                                  $ 175,653,554    $ 228,451,821
                                                                 =============    =============

ACCUMULATED NET INVESTMENT LOSS                                  $  (1,317,045)   $          --
                                                                 =============    =============

See accompanying notes to financial statements.

                                        THE ARBITRAGE FUND - CLASS R
                                            Financial Highlights
------------------------------------------------------------------------------------------------------
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------
                                               YEAR         YEAR        YEAR        YEAR        YEAR
                                               ENDED        ENDED       ENDED       ENDED       ENDED
                                              MAY 31,      MAY 31,     MAY 31,     MAY 31,     MAY 31,
                                               2006         2005        2004        2003        2002
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year         $  11.88    $   12.52   $   12.20   $   11.19    $  11.66
                                             --------    ---------   ---------   ---------    --------

Income (loss) from investment operations:
  Net investment loss                           (0.10)       (0.19)      (0.19)      (0.04)      (0.04)
  Net realized and unrealized gains (losses)
    on investments and foreign currencies        0.95         0.07        1.01        1.20       (0.08)
                                             --------    ---------   ---------   ---------    --------
Total from investment operations                 0.85        (0.12)       0.82        1.16       (0.12)
                                             --------    ---------   ---------   ---------    --------

Less distributions:
  From net realized gains                          --        (0.52)      (0.50)      (0.15)      (0.35)
                                             --------    ---------   ---------   ---------    --------

Proceeds from redemption fees collected          0.00(a)      0.00(a)     0.00(a)       --          --
                                             --------    ---------   ---------   ---------    --------

Net asset value at end of year               $  12.73    $   11.88   $   12.52   $   12.20    $  11.19
                                             ========    =========   =========   =========    ========

Total return (b)                                 7.15%       (1.07%)      6.66%      10.41%      (0.86%)
                                             ========    =========   =========   =========    ========

Net assets at end of year (000's)            $ 87,643    $ 134,035   $ 239,494   $ 129,879    $ 11,314
                                             ========    =========   =========   =========    ========

Ratio of gross expenses to average
  net assets                                     2.41%        2.36%       2.46%       3.00%       6.19%
Ratio of gross expenses to average net
  assets excluding dividend expense (c)          2.12%        2.06%       2.01%       2.54%       5.94%
Ratio of net expenses to average net assets
  excluding dividend expense (c) (d)             1.95%        1.95%       1.95%       1.95%       1.94%
Ratio of net investment loss to
  average net assets:
  Before advisory fees waived and
    expenses reimbursed                         (0.44%)      (1.27%)     (1.76%)     (1.56%)     (5.19%)
  After advisory fees waived and
    expenses reimbursed                         (0.28%)      (1.16%)     (1.69%)     (0.97%)     (1.18%)

Portfolio turnover rate                           394%         387%        251%        511%      2,480%

(a) Amount rounds to less than $0.01 per share.
(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the
    Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Dividend expense totaled 0.29%, 0.30%, 0.45%, 0.46% and 0.25% of average net assets for the years ended
    May 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(d) Ratios were determined based on net assets after advisory fees waived and expenses reimbursed.
Amounts designated as "--" are either $0 or round to $0.
See accompanying notes to financial statements.


                                                                                                         8

                                 THE ARBITRAGE FUND - CLASS I
                                     Financial Highlights
---------------------------------------------------------------------------------------
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------
                                                         YEAR        YEAR       PERIOD
                                                         ENDED       ENDED       ENDED
                                                        MAY 31,     MAY 31,     MAY 31,
                                                         2006        2005       2004(A)
---------------------------------------------------------------------------------------
Net asset value at beginning of period                 $  11.93   $   12.54   $   12.86
                                                       --------   ---------   ---------

Income (loss) from investment operations:
     Net investment loss                                  (0.10)      (0.15)      (0.07)
     Net realized and unrealized gains on
         investments and foreign currencies                0.98        0.06        0.25
                                                       --------   ---------   ---------
Total from investment operations                           0.88       (0.09)       0.18
                                                       --------   ---------   ---------

Less distributions:
     From net realized gains                                 --       (0.52)      (0.50)
                                                       --------   ---------   ---------

Proceeds from redemption fees collected                    0.00(b)     0.00(b)     0.00(b)
                                                       --------   ---------   ---------

Net asset value at end of period                       $  12.81   $   11.93   $   12.54
                                                       ========   =========   =========

Total return (d)                                           7.38%      (0.82%)      1.35%(c)
                                                       ========   =========   =========

Net assets at end of period (000's)                    $ 88,011   $  94,417   $ 169,330
                                                       ========   =========   =========

Ratio of gross expenses to average net assets              2.16%       2.14%       2.27%(e)
Ratio of gross expenses to average net assets
     excluding dividend expense (f)                        1.87%       1.84%       1.82%(e)
Ratio of net expenses to average net assets excluding
     dividend expense (f)(g)                               1.70%       1.70%       1.70%(e)
Ratio of net investment loss to average net assets:
     Before advisory fees waived and expenses reimbursed  (0.29%)     (1.05%)     (1.56%)(e)
     After advisory fees waived and expenses reimbursed   (0.12%)     (0.91%)     (1.44%)(e)

Portfolio turnover rate                                     394%        387%        251%(e)

(a) Represents the period from the commencement of operations (October 17, 2003) through
    May 31, 2004.
(b) Amount rounds to less than $0.01 per share.
(c) Not annualized.
(d) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e) Annualized.
(f) Dividend expense totaled 0.29%, 0.30% and 0.45%(e) of average net assets for the periods ended May 31, 2006, 2005 and 2004, respectively.
(g) Ratios were determined based on net assets after advisory fees waived and expenses reimbursed.
Amounts designated as "--" are either $0 or round to $0.
See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            Portfolio of Investments
                                  May 31, 2006
-------------------------------------------------------------------------------------
   SHARES  COMMON STOCK -- 96.45%                                            VALUE
-------------------------------------------------------------------------------------
           APPAREL/TEXTILES -- 1.71%
   354,439 Mossimo, Inc. (a) ........................................... $  2,729,180
    15,000 Russell Corp. ...............................................      273,750
                                                                         ------------
                                                                            3,002,930
                                                                         ------------
           BANKS -- 4.47%
    50,000 Banco BPI SA ................................................      367,997
    70,000 Commercial Capital Bancorp, Inc. ............................    1,099,000
    65,294 Interchange Financial Services Corp. (b) ....................    1,467,809
   100,000 North Fork Bancorporation, Inc. (b) .........................    2,947,000
    95,000 Sound Federal Bancorp, Inc. (b) .............................    1,964,600
                                                                         ------------
                                                                            7,846,406
                                                                         ------------
           BEVERAGES -- 2.36%
   125,000 Vincor International, Inc. ..................................    4,139,607
                                                                         ------------
           BIOTECHNOLOGY -- 0.16%
   292,100 Oragenics, Inc. (a) .........................................      286,258
                                                                         ------------
           BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.07%
   117,500 Emmis Communications Corp., Cl A (a) ........................    1,887,050
                                                                         ------------
           CHEMICALS -- 0.55%
    25,000 Engelhard Corp. .............................................      973,250
                                                                         ------------
           COMPUTERS & SERVICES -- 5.82%
   275,144 Advanced Digital Information Corp. (a)(b) ...................    3,265,959
    60,000 Fargo Electronics, Inc. (a) .................................    1,489,800
   109,500 Lipman Electronic Engineering Ltd. (a) ......................    3,220,395
   133,037 SBS Technologies, Inc. (a)(b) ...............................    2,192,450
     2,005 Seagate Technology ..........................................       46,814
                                                                         ------------
                                                                           10,215,418
                                                                         ------------
           CONSUMER PRODUCTS -- 0.00%
    10,000 Oneida Ltd. (a) .............................................        2,200
                                                                         ------------
           CONTAINERS & PACKAGING -- 0.98%
    50,000 Airspray NV .................................................    1,717,959
                                                                         ------------
           ELECTRICAL EQUIPMENT -- 2.09%
   123,310 Excel Technology, Inc. (a) ..................................    3,677,104
                                                                         ------------
           ELECTRICAL SERVICES -- 0.06%
     4,000 Duke Energy Corp. ...........................................      112,880
                                                                         ------------
           ENVIRONMENTAL SERVICES -- 4.86%
   274,838 Duratek, Inc. (a)(b) ........................................    6,029,946
   115,000 Zenon Environmental, Inc. (a) ...............................    2,501,703
                                                                         ------------
                                                                            8,531,649
                                                                         ------------

                                                                                   10


                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2006
-------------------------------------------------------------------------------------
   SHARES  COMMON STOCK -- 96.45% (Continued)                                VALUE
-------------------------------------------------------------------------------------
           FINANCIAL SERVICES -- 4.83%
    21,770 Athlon Holding NV ........................................... $    839,437
    11,000 Capital One Financial Corp. (c) .............................      910,470
    60,000 Euronext NV .................................................    5,163,511
   196,696 Loring Ward International Ltd. (a) ..........................      803,971
    65,000 SFE Corp. Ltd. ..............................................      763,709
                                                                         ------------
                                                                            8,481,098
                                                                         ------------
           GAS/NATURAL GAS -- 3.26%
    75,000 KeySpan Corp. (b) ...........................................    3,002,250
    10,000 Kinder Morgan, Inc. .........................................    1,004,800
   150,000 Transmontaigne, Inc. (a)(b) .................................    1,725,000
                                                                         ------------
                                                                            5,732,050
                                                                         ------------
           HOTELS & LODGING -- 3.01%
    50,000 Aztar Corp. (a) .............................................    2,593,000
   600,400 Jameson Inns, Inc. (a) ......................................    1,741,160
    64,900 Sands Regent (a) ............................................      947,540
                                                                         ------------
                                                                            5,281,700
                                                                         ------------
           HOUSEHOLD PRODUCTS -- 0.01%
       230 Whirlpool Corp. .............................................       20,682
                                                                         ------------
           INSURANCE -- 2.64%
   369,400 Capital Title Group, Inc. (b) ...............................    2,766,806
   311,097 Ceres Group Inc (a) .........................................    1,863,471
                                                                         ------------
                                                                            4,630,277
                                                                         ------------
           LABORATORY EQUIPMENT -- 2.11%
    50,000 Fisher Scientific International, Inc. (a)(c) ................    3,712,500
                                                                         ------------
           MEASURING DEVICES -- 2.24%
    44,745 Amazys Holding AG ...........................................    3,938,422
                                                                         ------------
           MEDIA -- 0.00%
     5,000 TVSL SA .....................................................           --
                                                                         ------------
           MEDICAL PRODUCTS & SERVICES -- 6.80%
   165,000 Andrx Corp. (a)(b)(c) .......................................    3,854,400
     5,095 Boston Scientific Corp. (a) .................................      105,365
    30,000 Diagnostic Products Corp. ...................................    1,731,600
   162,293 Encore Medical Corp. (a) ....................................      808,219
     7,000 Schering AG .................................................      765,150
   150,000 Serologicals Corp. (a) ......................................    4,675,500
                                                                         ------------
                                                                           11,940,234
                                                                         ------------

11


                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2006
-------------------------------------------------------------------------------------
   SHARES  COMMON STOCK -- 96.45% (Continued)                                VALUE
-------------------------------------------------------------------------------------
           METALS & MINING -- 1.01%
    10,000 Falconbridge Ltd. ........................................... $    500,700
    20,000 Falconbridge Ltd. ...........................................      994,596
     2,720 Inco Ltd. (c) ...............................................      179,357
    69,900 Western Copper Corp. (a) ....................................       91,426
                                                                         ------------
                                                                            1,766,079
                                                                         ------------
           MISCELLANEOUS BUSINESS SERVICES -- 4.20%
   167,506 Alderwoods Group, Inc. (a)(b) ...............................    3,239,566
    40,000 Aramark Corp., Cl B .........................................    1,310,000
   818,671 Goldleaf Financial Solutions, Inc. (a) ......................    1,440,861
    83,657 Remedytemp, Inc., Cl A (a) ..................................    1,381,177
                                                                         ------------
                                                                            7,371,604
                                                                         ------------
           MISCELLANEOUS MANUFACTURING -- 2.80%
    70,000 Applied Films Corp. (a) .....................................    1,984,500
   496,278 Identix, Inc. (a)(b) ........................................    2,928,040
                                                                         ------------
                                                                            4,912,540
                                                                         ------------
           PETROLEUM EXPLORATION & PRODUCTION -- 9.14%
        70 ConocoPhillips ..............................................        4,430
   110,500 KCS Energy, Inc. (a) ........................................    3,113,890
   125,000 Producers Oilfield Services, Inc. (a) .......................    1,664,472
   150,000 Remington Oil & Gas Corp. (a)(b) ............................    6,351,000
    98,700 Stone Energy Corp. (a)(c) ...................................    4,920,195
                                                                         ------------
                                                                           16,053,987
                                                                         ------------
           PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.61%
   300,000 Lexar Media, Inc. (a) .......................................    2,829,000
                                                                         ------------
           PRINTING & PUBLISHING -- 1.79%
    95,600 Thomas Nelson, Inc. .........................................    2,844,100
    10,000 Tribune Co. .................................................      298,400
                                                                         ------------
                                                                            3,142,500
                                                                         ------------
           PROFESSIONAL SERVICES -- 1.96%
    80,000 Education Management Corp. (a) ..............................    3,436,000
                                                                         ------------
           RETAIL -- 3.79%
   165,000 Albertson's, Inc. ...........................................    4,225,650
    63,899 Sportsman's Guide, Inc. (a) .................................    1,947,642
   150,000 Telepizza ...................................................      491,304
         1 Woolworths Ltd. .............................................           14
                                                                         ------------
                                                                            6,664,610
                                                                         ------------

                                                                                   12


                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2006
-------------------------------------------------------------------------------------
   SHARES  COMMON STOCK -- 96.45% (Continued)                                VALUE
-------------------------------------------------------------------------------------
           RETIREMENT SERVICES -- 1.10%
    60,000 American Retirement Corp. (a) ............................... $  1,932,600
                                                                         ------------
           SEMICONDUCTORS -- 4.24%
   183,900 ADE Corp. (a) ...............................................    5,923,419
   450,000 Conexant Systems, Inc. (a) ..................................    1,318,500
     2,224 Microsemi Corp. (a) .........................................       53,332
    55,000 Mindspeed Technologies, Inc. (a) ............................      157,850
                                                                         ------------
                                                                            7,453,101
                                                                         ------------
           SOFTWARE -- 5.59%
 1,131,500 Manugistics Group, Inc. (a) .................................    2,817,435
   230,951 NetIQ Corp. (a) .............................................    2,810,673
   510,000 Portal Software, Inc. (a) ...................................    2,499,000
    88,099 SSA Global Technologies, Inc. (a)(b) ........................    1,687,096
                                                                         ------------
                                                                            9,814,204
                                                                         ------------
           TELEPHONES & TELECOMMUNICATIONS -- 6.33%
    85,000 Andrew Corp. (a) ............................................      860,200
   775,000 Lucent Technologies, Inc. (a) ...............................    1,976,250
   625,000 Mpower Holding Corp. (a) ....................................    1,150,000
   178,753 Nextel Partners, Inc., Cl A (a)(b) ..........................    5,076,585
    35,000 Portugal Telecom SGPS SA ....................................      411,797
   150,000 Ubiquitel, Inc. (a) .........................................    1,561,500
   175,000 Wireless Matrix Corp. (a) ...................................       89,014
                                                                         ------------
                                                                           11,125,346
                                                                         ------------
           TESTING LABORATORIES -- 0.74%
   418,538 Xenogen Corp. (a) ...........................................    1,301,653
                                                                         ------------
           TRAVEL SERVICES -- 1.11%
   120,154 Navigant International, Inc. (a) ............................    1,951,301
                                                                         ------------
           WHOLESALE -- 2.01%
    75,000 Aviall, Inc. (a)(b) .........................................    3,536,250
                                                                         ------------
           TOTAL COMMON STOCK (Cost $168,297,408)                        $169,420,449
                                                                         ------------

-------------------------------------------------------------------------------------
   SHARES  EQUITY SWAPS -- 4.98%                                             VALUE
-------------------------------------------------------------------------------------
   153,029 Aegis Group Plc .............................................  $   394,464
    50,000 Alliance UniChem Plc ........................................      865,941
    10,000 BAA Plc .....................................................      163,270
    90,000 BOC Group Plc ...............................................    2,639,084
   100,000 Body Shop International Plc .................................      552,967

13


                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2006
-------------------------------------------------------------------------------------
   SHARES  EQUITY SWAPS -- 4.98%  (Continued)                                VALUE
-------------------------------------------------------------------------------------
    20,000 Cambridge Antibody Technology Group Plc (a) ................. $    488,407
    65,000 Enodis Plc ..................................................      228,064
   100,000 nCipher Plc (a) .............................................      390,164
   400,000 Pilkington Plc ..............................................    1,225,697
   150,000 Systems Union Group Plc .....................................      588,755
   100,000 Virgin Mobile Holdings (UK) Plc .............................      697,056
    50,000 Wyevale Garden Centres Plc ..................................      512,734
                                                                         ------------
           TOTAL EQUITY SWAPS (Cost $8,342,213)                          $  8,746,603
                                                                         ------------

-------------------------------------------------------------------------------------
   SHARES  REAL ESTATE INVESTMENT TRUSTS -- 3.36%                            VALUE
-------------------------------------------------------------------------------------
   200,000 Boykin Lodging Co. (a) ...................................... $  2,138,000
    85,000 CarrAmerica Realty Corp. (b) ................................    3,768,050
                                                                         ------------
           TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,940,044)         $  5,906,050
                                                                         ------------

-------------------------------------------------------------------------------------
   SHARES  WARRANTS -- 0.06%                                                 VALUE
-------------------------------------------------------------------------------------
   250,000 Oragenics, Inc., Expires 12/07 (a) .......................... $     95,000
    85,000 Oragenics, Inc., Expires 11/08 (a) ..........................           --
                                                                         ------------
           TOTAL WARRANTS (Cost $--)                                     $     95,000
                                                                         ------------

-------------------------------------------------------------------------------------
   SHARES  ESCROWED RIGHTS -- 0.00%                                          VALUE
-------------------------------------------------------------------------------------
    35,300 Hoenig Group, Inc. - contingent payment rights (a)(d) ....... $         --
   247,200 PetroCorp, Inc. - escrow shares (a)(d) ......................           --
                                                                         ------------
           TOTAL ESCROWED RIGHTS (Cost $--)                              $         --
                                                                         ------------

-------------------------------------------------------------------------------------
CONTRACTS  PUT OPTION CONTRACTS -- 0.18%                                     VALUE
-------------------------------------------------------------------------------------
           Andrx Corp.,
        40   09/19/06 at $22.5 ......................................... $      3,600
           Archipelago Holdings, Inc.,
       250   07/25/06 at $60 ...........................................      117,500
           Capital One Financial Corp.,
       100   06/20/06 at $80 ...........................................        6,000
           Energy Partners Ltd.,
       250   07/25/06 at $20 ...........................................       21,250
           Fisher Scientific International, Inc.,
       200   07/25/06 at $70 ...........................................       21,500

                                                                                   14


                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2006
-------------------------------------------------------------------------------------
CONTRACTS  PUT OPTION CONTRACTS -- 0.18% (Continued)                         VALUE
-------------------------------------------------------------------------------------
           Inco Ltd.,
       100   07/25/06 at $45 ........................................... $      1,000
       100   07/25/06 at $65 ...........................................       39,000
           KLA-Tencor Corp.,
       400   07/25/06 at $37.5 .........................................       35,000
           LandAmerica Financial Group, Inc.,
        75   06/20/06 at $65 ...........................................        4,500
           Maytag Corp.,
       500   07/25/06 at $17.5 .........................................           --
           Plains Exploration & Production Co.,
       210   08/22/06 at $35 ...........................................       39,375
           Stone Energy Corp.,
       500   07/25/06 at $45 ...........................................       17,500
           VeriFone Holdings, Inc.,
       100   07/25/06 at $30 ...........................................        9,500
                                                                         ------------
           TOTAL PUT OPTION CONTRACTS (Cost $471,039)                    $    315,725
                                                                         ------------

-------------------------------------------------------------------------------------
CONTRACTS  CALL OPTION CONTRACTS -- 0.04%                                    VALUE
-------------------------------------------------------------------------------------
           Fisher Scientific International, Inc.,
       200   07/25/06 at $75 ........................................... $     51,000
           KLA-Tencor Corp.,
       100   06/20/06 at $42.5 .........................................        6,500
       100   07/22/06 at $42.5 .........................................       16,000
                                                                         ------------
           TOTAL CALL OPTION CONTRACTS (Cost $81,550)                    $     73,500
                                                                         ------------
           TOTAL INVESTMENTS AT VALUE -- 105.07%  (Cost $183,132,254)... $184,557,327
                                                                         ============

Percentages are based on net assets of $175,653,554.
(a) Non-income producing security.
(b) All or a portion of the shares have been pledged as collateral for open short positions.
(c) Underlying security for a written/purchased call/put option.
(d) This security was issued for possible settlement of pending litigation and does not have an expiration date.
Cl -- Class
Ltd. -- Limited
Plc -- Public Limited Company
UK -- United Kingdom
Amounts designated as "--" are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

15


                               THE ARBITRAGE FUND
                        Schedule of Securities Sold Short
                                  May 31, 2006
-------------------------------------------------------------------------------------
   SHARES  COMMON STOCK -- 9.86%                                             VALUE
-------------------------------------------------------------------------------------
           APPAREL/TEXTILES -- 0.48%
    53,000 Iconix Brand Group, Inc. (a)(b) ............................. $    846,410
                                                                         ------------
           ELECTRICAL EQUIPMENT -- 1.41%
   184,600 Viisage Technology, Inc. (a)(b) .............................    2,473,640
                                                                         ------------
           FINANCIAL SERVICES -- 0.94%
    33,150 Australian Stock Exchange Ltd. ..............................      761,994
    15,000 NYSE Group, Inc. (a)(b) .....................................      897,000
                                                                         ------------
                                                                            1,658,994
                                                                         ------------
           FOOD -- 0.00%
       528 Metcash Ltd. ................................................        1,663
                                                                         ------------
           INSURANCE -- 0.40%
    10,500 LandAmerica Financial Group, Inc. (b) .......................      702,660
                                                                         ------------
           MEASURING DEVICES -- 0.88%
    20,000 Thermo Electron Corp. (a)(b) ................................      734,800
    69,000 X-Rite, Inc. ................................................      805,920
                                                                         ------------
                                                                            1,540,720
                                                                         ------------
           MEDICAL PRODUCTS & SERVICES -- 0.16%
    54,000 Caliper Life Sciences, Inc. (a) .............................      277,560
                                                                         ------------
           METALS & MINING -- 0.00%
        89 Glamis Gold Ltd. (a) ........................................        3,456
                                                                         ------------
           PETROLEUM EXPLORATION & PRODUCTION -- 1.68%
    60,000 Helix Energy Solutions Group, Inc. (a) ......................    2,127,600
    40,000 PetroHawk Energy Corp. (a)(b) ...............................      469,200
    10,000 Plains Exploration & Production Co. (a)(b) ..................      357,000
                                                                         ------------
                                                                            2,953,800
                                                                         ------------
           PRINTING & PUBLISHING -- 0.00%
         8 RH Donnelley Corp. ..........................................          439
                                                                         ------------
           SEMICONDUCTORS -- 1.12%
   119,050 Micron Technology, Inc. (a)(b) ..............................    1,971,468
                                                                         ------------
           SOFTWARE -- 0.99%
    55,000 VeriFone Holdings, Inc. (a)(b) ..............................    1,740,200
                                                                         ------------

                                                                                   16


                               THE ARBITRAGE FUND
                  Schedule of Securities Sold Short (Continued)
                                  May 31, 2006
-------------------------------------------------------------------------------------
   SHARES  COMMON STOCK -- 9.86% (Continued)                                   VALUE
-------------------------------------------------------------------------------------
           TELEPHONES & TELECOMMUNICATIONS -- 0.69%
    87,600 Alcatel SA ADR .............................................. $  1,162,452
     1,500 NTL, Inc. (a) ...............................................       40,020
                                                                         ------------
                                                                            1,202,472
                                                                         ------------
           TRUCKING -- 0.76%
    44,500 Mullen Group Income Fund ....................................    1,331,423
                                                                         ------------
           WHOLESALE -- 0.35%
    20,900 Supervalu, Inc. .............................................      609,444
                                                                         ------------

           TOTAL COMMON STOCK (Proceeds $18,518,563)                     $ 17,314,349
                                                                         ------------

-------------------------------------------------------------------------------------
   SHARES  EQUITY SWAP -- 0.49%                                                VALUE
-------------------------------------------------------------------------------------
    65,590 Boots Group Plc (Proceeds $828,283) ......................... $    865,303
                                                                         ------------

           TOTAL SECURITIES SOLD SHORT -- 10.35% (Proceeds $19,346,846)  $ 18,179,652
                                                                         ============

Percentages are based on net assets of $175,653,554.
(a) Non-income producing security.
(b) Underlying security for a written/purchased call/put option.
ADR -- American Depositary Receipt
Ltd. -- Limited
Plc -- Public Limited Company

See accompanying notes to financial statements.

17


                               THE ARBITRAGE FUND
                        Schedule of Open Options Written
                                  May 31, 2006
-------------------------------------------------------------------------------------
CONTRACTS  WRITTEN CALL OPTIONS -- 0.32%                                     VALUE
-------------------------------------------------------------------------------------

           Andrx Corp.,
        40   09/19/06 at $25 ........................................... $        800
           Archipelago Holdings, Inc.,
       150   07/25/06 at $60 ...........................................       69,750
       175   07/25/06 at $65 ...........................................       46,375
       250   07/25/06 at $70 ...........................................       35,625
           Capital One Financial Corp.,
       150   06/20/06 at $85 ...........................................       10,125
           Energy Partners Ltd.,
       100   06/20/06 at $22.5 .........................................        4,500
       250   07/25/06 at $22.5 .........................................       24,375
           Fisher Scientific International, Inc.,
       400   07/25/06 at $80 ...........................................       37,000
           Iconix Brand Group, Inc.,
        35   06/20/06 at $17.5 .........................................          787
        50   08/22/06 at $15 ...........................................       11,250
       125   08/22/06 at $17.5 .........................................       12,500
           Inco Ltd.,
       100   07/25/06 at $55 ...........................................      117,000
       150   07/25/06 at $75 ...........................................        8,250
           KLA-Tencor Corp.,
       400   07/25/06 at $45 ...........................................       32,000
           LandAmerica Financial Group, Inc.,
        75   06/20/06 at $70 ...........................................        2,063
           Micron Technology, Inc.,
       407   06/20/06 at $16 ...........................................       34,595
           NYSE Group, Inc.,
       125   06/20/06 at $60 ...........................................       31,250
        75   06/20/06 at $65 ...........................................        6,563
           PetroHawk Energy Corp.,
       600   06/20/06 at $12.5 .........................................        9,000
           Plains Exploration & Production Co.,
       210   08/22/06 at $45 ...........................................        5,775
           Stone Energy Corp.,
       500   07/25/06 at $55 ...........................................       25,000
           Thermo Electron Corp.,
       200   06/20/06 at $35 ...........................................       38,500
        50   06/20/06 at $40 ...........................................           --
           VeriFone Holdings, Inc.,
       100   07/25/06 at $35 ...........................................        6,500
           Viisage Technology, Inc.,
        50   07/25/06 at $15 ...........................................        1,625
                                                                         ------------

           TOTAL WRITTEN CALL OPTIONS (Premiums Received $653,571)       $    571,208
                                                                         ------------

                                                                                   18


                               THE ARBITRAGE FUND
                  Schedule of Open Options Written (Continued)
                                  May 31, 2006
-------------------------------------------------------------------------------------
CONTRACTS  WRITTEN PUT OPTION -- 0.01%                                       VALUE
-------------------------------------------------------------------------------------

           Inco Ltd.,
       150   07/25/06 at $55 (Premiums Received $9,700) ................ $     10,500
                                                                         ------------
           TOTAL OPEN OPTIONS WRITTEN -- 0.33%
             (Premiums Received $663,271)                                $    581,708
                                                                         ============

Percentages are based on net assets of $175,653,554.
Ltd. -- Limited

Amounts designated as "--" are either $0 or have been rounded to $0.


As  of  May  31, 2006, the Fund  had forward  foreign  currency  exchange  contracts outstanding as follows:
------------------------------------------------------------------------------------
                                                                      NET UNREALIZED
                       TO RECEIVE                                      APPRECIATION
   SETTLEMENT DATE    (TO DELIVER)    INITIAL VALUE   MARKET VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------
Contracts to Sell
      08/02/06      (17,650,000) CAD   $15,826,758     $16,061,576      $ (234,818)
      08/02/06       (3,550,000) CHF     2,890,644       2,942,574         (51,930)
      08/02/06       (4,370,000) EUR     5,565,274       5,635,265         (69,991)
      08/02/06       (4,650,000) GBP     8,504,184       8,709,366        (205,182)
                                       -----------     -----------      ----------
Total Sell Contracts                   $32,786,860     $33,348,781      $ (561,921)
                                       ------------    -----------      ----------

Contracts to Buy
      06/05/06          170,796  EUR   $  (219,131)    $  (219,420)     $      289
      06/05/06           28,286  GBP       (52,976)        (52,932)            (44)
      08/02/06        7,320,000  CAD    (6,638,202)     (6,661,231)         23,029
      08/02/06          350,000  GBP      (660,940)       (655,544)         (5,396)
                                       -----------     -----------      ----------
Total Buy Contracts                    $(7,571,249)    $(7,589,127)     $   17,878
                                       -----------     -----------      ----------
Net Contracts                          $25,215,611     $25,759,654      $ (544,043)
                                       ===========     ===========      ==========

CAD -- Canadian Dollar           EUR -- Euro Dollar
CHF -- Swiss Franc               GPB -- British Pound Sterling

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Notes to the Financial Statements
                                  May 31, 2006
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Arbitrage Fund (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a diversified series, which offers two classes of shares. Class R shares and Class I shares commenced operations on September 17, 2000 and October 17, 2003, respectively.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The Fund's two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares are subject to an annual distribution fee of up to ..25% of the Fund's average daily net assets attributable to Class R shares, whereas Class I shares are not subject to any distribution fees.

The following is a summary of the Fund's significant accounting policies:

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions, that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service (see Note 6).

SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share, except that, shares of each class are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the year ended May 31, 2006, proceeds from redemption fees were $27,885 in Class R and $147 in Class I.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income and expense are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

The tax character of distributions declared during the years ended May 31, 2006 and May 31, 2005 was as follows:

--------------------------------------------------------------------------------
         Year               Ordinary           Long-Term            Total
        Ended                Income          Capital Gains      Distributions
--------------------------------------------------------------------------------
       5/31/06           $         --         $        --       $         --
       5/31/05           $ 10,778,315         $ 1,146,281       $ 11,924,596
--------------------------------------------------------------------------------

ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate shares of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

SHORT POSITIONS - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

WRITTEN OPTION TRANSACTIONS - The Fund may write (sell) covered call options to hedge portfolio investments. Put options may also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

EQUITY SWAP CONTRACTS - The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk. An equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security. Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian and/or counterparty's broker. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

agreements. Details of swap agreements open at May 31, 2006 are included in the Fund's Portfolio of Investments and Schedule of Securities Sold Short. As of May 31, 2006, the Fund had long and short equity swap contracts outstanding of $8,746,603 and $865,303, respectively.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2006:

--------------------------------------------------------------------------------
Cost of portfolio investments (including securities sold
   short and written options)                                      $164,010,164
                                                                   ============
Gross unrealized appreciation                                      $  6,742,792
Gross unrealized depreciation                                        (4,956,989)
Net unrealized appreciation                                           1,785,803
Net unrealized depreciation on translation of assets and
   liabilities in foreign currencies                                    (12,069)
Undistributed ordinary income                                         6,724,077
Undistributed long-term capital gain                                     89,346
Post October losses                                                  (4,041,193)
Post October currency losses                                         (1,861,087)
Other temporary differences                                              (4,061)
                                                                   ------------
Total distributable earnings                                       $  2,680,816
                                                                   ============
--------------------------------------------------------------------------------

The difference between the Federal income tax cost of portfolio investments and the cost reported on the Statement of Assets and Liabilities is due to the tax deferral of losses on wash sales.

For the fiscal year ended May 31, 2006, the fund utilized capital loss carryforwards of $1,501,235 to offset net realized capital gains.

For the year ended May 31, 2006, the Fund reclassified net investment losses of $915,862 and accumulated net realized losses of $258,357 to paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements primarily attributable to reclassification of long term capital gain distributions on Real Estate Investment Trust securities, gains and losses on certain foreign currency related transactions and net

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

operating loss and reclassification of short sale related dividend expense to capital loss, have no effect on the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS

During the year ended May 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government securities, options and short positions, amounted to $882,137,360 and $756,576,849, respectively.

A summary of put and call option contracts written during the year ended May 31, 2006 is as follows:
--------------------------------------------------------------------------------
                                                      OPTION           OPTION
                                                    CONTRACTS         PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at beginning of year                 3,730      $   463,871
Options written                                         69,933        8,961,085
Options canceled in a closing purchase transaction     (18,780)      (2,922,207)
Options exercised                                      (25,368)      (3,499,941)
Options expired                                        (24,598)      (2,339,537)
                                                   -----------      -----------
Options outstanding at end of year                       4,917      $   663,271
                                                   ===========      ===========
--------------------------------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.50% of the Fund's average daily net assets.

Until August 31, 2012, the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.95% of the Fund's average daily net assets attributable to Class R shares and 1.70% of the Fund's average daily net assets attributable to Class I shares. Accordingly, for the year ended May 31, 2006, the Adviser waived $318,096 of its advisory fee and reimbursed the Fund for $1,740 and $1,161 of Class R and Class I expenses, respectively.

The Adviser is permitted to recapture fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class, provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. As of May 31, 2006, the Adviser may in the future recapture from the Fund

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

fees waived and expenses reimbursed totaling $940,941 of which $320,997 expires May 31, 2009, $397,695 expires May 31, 2008, and $222,249 expires May 31, 2007.

Certain officers of the Trust are also officers of the Adviser. Effective October 1, 2004, the Vice President of the Trust also serves as Chief Compliance Officer ("CCO") of the Trust and of the Adviser. The Fund pays the Adviser 15% of the CCO's salary for providing CCO services.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, SEI Investments Global Funds Services ("SIGFS") supplies administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services including fund accounting services, SIGFS receives a monthly fee at an annual rate of .10% of the Fund's average daily net assets up to $500 million; and .08% of such assets in excess of $500 million, subject to a minimum fee of $150,000 per year. For the period July 25, 2005 through May 31, 2006, SIGFS was paid $161,218 under the administration agreement. Certain officers of the Trust are also officers of SIGFS. Such officers are paid no fees by the Trust for serving as officers of the Trust.

Prior to July 25, 2005, Ultimus Fund Solutions, LLC ("Ultimus") served as the Fund's administrator. For the performance of administrative services by Ultimus, the Fund paid Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million and .05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. For the period June 1, 2005 through July 24, 2005, Ultimus was paid $36,283 under the administration agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and DST Systems, Inc. ("DST"), DST maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, DST receives from the Fund a monthly fee at an annual rate of $50,000 per account, subject to a minimum fee of $17,500 per year for each class of shares. For the period July 25, 2005 through May 31, 2006, DST was paid $102,091 under the transfer agent agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

Prior to July 25, 2005, Ultimus served as the Fund's transfer agent. For these services Ultimus received from the Fund a monthly fee at an annual rate of $20 per account, subject to a minimum fee of $1,500 per month for each class of shares. For the period June 1, 2005 through July 24, 2005, Ultimus was paid $6,357 under the transfer agent agreement.

Prior  to July  25,  2005,  for  shareholder  accounts  held  through  financial intermediaries, Class I may have, in some cases, compensated these intermediaries for providing account maintenance services to their customers at an annual rate of not more than $20 per account. For the period June 1, 2005 through July 24, 2005, Class I paid $2,500 to financial intermediaries for account maintenance services.

FUND ACCOUNTING AGREEMENT

Prior to July 25, 2005, under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculated the daily net asset value per share and maintained the financial books and records of the Fund. For these services, Ultimus received from the Fund a monthly fee of $3,500, plus an asset based fee equal to .01% of the Fund's average daily net assets up to $500 million and ..005% of such assets in excess of $500 million. Additionally, on a monthly basis, Ultimus received $5 per trade for accounting for portfolio trades in excess of two hundred. For the period June 1, 2005 through July 24, 2005, Ultimus was paid $13,975 under the fund accounting agreement. In addition, the Fund reimbursed certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION AGREEMENT

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for Class R shares, which permits Class R to pay for expenses incurred in the distribution and promotion of Class R shares. Under the Plan, Class R may pay compensation to any broker-dealer with whom the Distributor or the Fund, on behalf of Class R shares, has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed .25% annually of the average daily net assets allocable to Class R shares. During the year ended May 31, 2006, the Fund paid Class R distribution expenses of $273,965 pursuant to the Plan.

Under the terms of a Distribution Agreement between the Trust and SEI Investments Distribution, Co. (the "Distributor"), the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commissions or sales loads for providing services to the Fund. The Distributor is an affiliate of SEI Investments Global Funds Services. Prior to July 25, 2005 Ultimus Fund Distributors, LLC served as the Fund's principal underwriter and distributor.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the years shown:
--------------------------------------------------------------------------------
                                                      YEAR             YEAR
                                                      ENDED            ENDED
                                                     MAY 31,          MAY 31,
                                                      2006             2005
--------------------------------------------------------------------------------
CLASS R
Shares sold                                         2,018,023        3,553,278
Shares issued in reinvestment of distributions             --          572,406
Shares redeemed                                    (6,414,977)     (11,968,047)
                                                 ------------    -------------
Net decrease in shares outstanding                 (4,396,954)      (7,842,363)
Shares outstanding at beginning of year            11,282,381       19,124,744
                                                 ------------    -------------
Shares outstanding at end of year                   6,885,427       11,282,381
                                                 ============    =============

CLASS I
Shares sold                                         2,334,068        4,445,038
Shares issued in reinvestment of distributions             --          359,150
Shares redeemed                                    (3,379,310)     (10,390,377)
                                                 ------------    -------------
Net decrease in shares outstanding                 (1,045,242)      (5,586,189)
Shares outstanding at beginning of year             7,914,256       13,500,445
                                                 ------------    -------------
Shares outstanding at end of year                   6,869,014        7,914,256
                                                 ============    =============
--------------------------------------------------------------------------------

5.  FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.  CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.  SECURITIES LENDING

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. There were no securities on loan as of May 31, 2006.

During the year ended May 31, 2006, the Fund earned $1,778 in securities lending income.

8.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2006
--------------------------------------------------------------------------------

foreign currency exchange rates. All foreign currency exchange contracts are "marked-to market" daily at the applicable translation rates resulting in unrealized gains or losses. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                               THE ARBITRAGE FUND
             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE ARBITRAGE FUND

We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (the "Fund"), including the schedules of investments as of May 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                          TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JULY 10, 2006

                               THE ARBITRAGE FUND
                     About Your Fund's Expenses (Unaudited)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a front-end sales load. However, a redemption fee of 2% is applied on the sale of shares held within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

                               THE ARBITRAGE FUND
               About Your Fund's Expenses (Unaudited) (Continued)
--------------------------------------------------------------------------------

THE ARBITRAGE FUND - CLASS R
--------------------------------------------------------------------------------
                                     BEGINNING        ENDING
                                   ACCOUNT VALUE   ACCOUNT VALUE  EXPENSES PAID
                                  DECEMBER 1, 2005  MAY 31, 2006  DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $1,051.20        $11.46
Based on Hypothetical 5% Return
      (before expenses)              $1,000.00       $1,013.76        $11.25
--------------------------------------------------------------------------------

* Expenses are equal to the Arbitrage Fund - Class R annualized expense ratio of 2.24% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


THE ARBITRAGE FUND - CLASS I
--------------------------------------------------------------------------------
                                     BEGINNING        ENDING
                                   ACCOUNT VALUE   ACCOUNT VALUE  EXPENSES PAID
                                  DECEMBER 1, 2005  MAY 31, 2006  DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $1,051.70        $10.18
Based on Hypothetical 5% Return
      (before expenses)              $1,000.00       $1,015.01        $10.00
--------------------------------------------------------------------------------

* Expenses are equal to the Arbitrage Fund - Class I annualized expense ratio of 1.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                               THE ARBITRAGE FUND
                          Other Information (Unaudited)
--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               THE ARBITRAGE FUND
               Trustees' Renewal Of Advisory Agreement (Unaudited)
--------------------------------------------------------------------------------

The Board of Trustees (the "Board") of The Arbitrage Fund (the "Fund"), including a majority of its independent Trustees, approved the continuance of the Fund's investment advisory agreement with Water Island Capital, LLC, the Fund's investment adviser (hereafter referred to as the "Adviser"). The board determined that continuance of the investment advisory agreement was in the best interests of the Fund and its shareholders.

The Board  based  its  decision  upon its most  recent  review of the  Adviser's investment personnel, portfolio management process, and performance. The Board discussed the factors below, among others. However, no single factor determined whether the Board approved the continuation of the investment advisory agreement. Rather, it was the totality of the factors that led to the decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the experience of the personnel managing the Fund's assets as well as the quality of the Fund's investment management over both short- and long-term periods. The Board concluded the Adviser has provided high quality consistent service to the Fund and its shareholders.

COST

The Board considered the Fund's overall expense ratio, comparing it to other similarly managed mutual funds. In its consideration of the Fund's overall expense ratio, the Board also considered the Adviser's long term commitment to cap operating expenses by waiving a portion of its advisory fee. The Board during its review of costs considered the Fund's advisory fee, comparing the fee to other funds offering similar investment strategies.

The Board concluded even though the Fund's overall expense ratio is higher than the average of comparably managed funds, they believe shareholders are receiving a quality investment option for a reasonable price. The Board also concluded that although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser and the complexity of investment strategies implemented by the Adviser.

PROFITABILITY OF ADVISER

The Board considered the Adviser's profitability with regards to its management of the Fund, concluding that the Adviser's profitability was not excessive and therefore was a secondary factor in connection with the evaluation of advisory fees paid by the Fund.

                                 ARBITRAGE FUND
         Trustees' Renewal Of Advisory Agreement (Unaudited) (Continued)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Board considered the Fund's short- and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The Board concluded that the Fund has performed consistent with its investment strategy. The Fund's returns have trailed the average performance of its peer group as well the broad U.S. stock market (as measured by the S&P 500 Index) over the short-term (1 year) while performance when measured over a longer term (4 + years) has exceeded the average performance of its peer group as well the broad U.S. stock market. Information about the Fund's historical performance can be found on page 3 of this Annual Report.

ECONOMIES OF SCALE AND ANCILLARY BENEFITS

The Board concluded that as a result of the significant decrease in Fund assets over the past year, at the present time it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect potential future economies of scale.

The Board also considered the "ancillary benefits" to the Adviser, viewing these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund. The Board did consider the level of soft dollar activity, concluding that as a result of the Fund being the Adviser's only client, benefits derived from these trades are going directly to the Fund and its shareholders.

                                          THE ARBITRAGE FUND
                              Board of Trustees and Officers (Unaudited)
------------------------------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees,  in turn, elect the officers of the Fund to actively  supervise its day-to-day operations.  The officers  have been elected for an annual term.  The  following  are the Trustees and executive officers of the Fund:

TRUSTEE/                                                    POSITION HELD          LENGTH OF
EXECUTIVE OFFICER     ADDRESS                          AGE  WITH THE TRUST         TIME SERVED
------------------------------------------------------------------------------------------------------
*John S. Orrico, CFA  650 Fifth Avenue                 46   President, Secretary,  Since May 2000
                      New York, NY  10019                   Treasurer and Trustee

*Joel C. Ackerman     295 Central Park West            61   Trustee                Since May 2000
                      New York, NY 10024

John C. Alvarado      575 Madison Ave, 10th Floor      46   Trustee                Since December 2003
                      New York, NY10022

Burtt R. Ehrlich      One Landmark Square, 22nd Floor  67   Trustee                Since March 2005
                      Stanford, CT 06901

Jay N. Goldberg       535 Fifth Avenue                 65   Trustee                Since May 2000
                      New York, NY  10017

Matthew Hemberger     650 Fifth Avenue                 47   Vice President,        Since May 2000
                      New York, NY 10019                    Chief Compliance
                                                            Officer and
                                                            Anti-Money Laundering
                                                            Compliance Officer

Eric Kleinschmidt     One Freedom Valley Drive         38   Chief Financial        Since July 2005
                      Oaks, PA 19456                        Officer

James Ndiaye          One Freedom Valley Drive         37   Vice President and     Since October 2005
                      Oaks, PA 19456                        Assistant Secretary

Philip T. Masterson   One Freedom Valley Drive         42   Vice President and     Since October 2005
                      Oaks, PA 19456                        Assistant Secretary

Michael T. Pang       One Freedom Valley Drive         34   Vice President and     Since October 2005
                      Oaks, PA 19456                        Assistant Secretary

Sofia A. Rosala       One Freedom Valley Drive         32   Vice President and     Since October 2005
                      Oaks, PA 19456                        Assistant Secretary

* Messrs Orrico and Ackerman are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.



                                                                                                  36

                               THE ARBITRAGE FUND
             Board of Trustees and Officers (Unaudited) (Continued)
--------------------------------------------------------------------------------

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John S. Orrico is General Partner of the Adviser. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lindemann Capital Partners, L.P. and Gruss and Co. (financial management firms).

Joel C. Ackerman is currently a consultant to the Fund's Adviser. During 2003, he was a Partner in Crossroads Investments LP and a Partner with LRL Capital (hedge fund). Prior to September 2002, he was a Partner of Ardsley Partners (hedge fund).

John C. Alvarado is a Managing Member of Power Capital Partners, LLC which is a financial advisory and consulting firm. He is currently Chief Financial Officer of Wax Inc. (men's retail apparel), a Managing Director of Energy Finance Merchants, LLC, and Managing Member of Gordon Alvarado LLC. From 1995 to 2000, he was senior Vice President, Co-Founder and Partner of Stratum Group LP, which is private a equity investment firm.

Burtt R. Ehrlich has served as director of Armor Holdings, Inc. since January 1996, director of Clarus Corp. since June 2002, and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

Jay N. Goldberg is Senior Managing Director of Hudson Ventures (a venture capital company).

Matthew Hemberger is Chief Compliance Officer of the Adviser,
Chief Compliance Officer to the Trust, and Anti-Money Laundering Compliance Officer to the Trust. Prior to March 2001, he was an Analyst, Assistant Portfolio Manager, and CFO at Lindemann Capital Partners, L.P.

Eric Kleinschmidt is Chief Financial Officer to the Trust. He has been employed by SEI Investments since 1995 and is Director of SEI Investments Fund Accounting since 2004, after serving as Manager from 1999 to 2004.

James Ndiaye is Vice President and Assistant Secretary to the Trust. Prior to October 2004, he was Vice President of Deutsche Asset Management. From 2000 to 2003, he was an Associate at Morgan, Lewis & Bockius LLP. From 1999 to 2000, he was Assistant Vice President of ING Variable Annuities Group.

                               THE ARBITRAGE FUND
             Board of Trustees and Officers (Unaudited) (Continued)
--------------------------------------------------------------------------------

Philip T. Masterson is Vice President and Assistant Secretary to the Trust. Prior to August 2004, he was General Counsel of Citco Mutual Fund Services. From 2001 to 2003 he was Vice President and Associate Counsel for the Oppenheimer Funds. He was also Vice President and Assistant Counsel of the Oppenheimer Funds from 1997 to 2001.

Michael T. Pang is Vice President and Assistant Secretary to the Trust. Prior to January 2005, he was Counsel for Caledonian Bank & Trust's Mutual Funds Group. From 2001 to 2004 he was Counsel for Permal Asset Management. From 2000 to 2001, he was an Associate at Schulte, Roth & Zabel's Investment Management Group. From 1997 to 2000, he was a Staff Attorney for the U.S. SEC's Division of Enforcement, Northeast Regional Office.

Sofia A. Rosala is Vice President and Assistant Secretary to the Trust. She is also Corporate Counsel of the Administrator. Prior to 2004, she was Compliance Officer of SEI Investments Company. From 1998 to 2001, she was an Account and Product Consultant for SEI Private Trust Company. Additional information about members of the Board of Trustees and Officers is available in the Statement of

Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

                            [Arbitrage Logo Omitted]
                               THE ARBITRAGE FUND

                         A SERIES OF THE ARBITRAGE FUNDS



                        ADVISER   WATER ISLAND CAPITAL, LLC
                                  650 Fifth Avenue, 6th Floor
                                  New York, NY 10019

                    DISTRIBUTOR   SEI INVESTMENTS DISTRIBUTION CO.
                                  One Freedom Valley Drive
                                  Oaks, PA 19456

                 TRANSFER AGENT   DST SYSTEMS, INC.
                                  P.O. Box 219842
                                  Kansas City, MO 64121-9842

                      CUSTODIAN   MELLON BANK, N.A.
                                  One Mellon Bank Center
                                  Pittsburgh, PA 15258







ARB (7/06)

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts is John C. Alvarado, who is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Tait, Weller & Baker LLP Related to the Trust

Tait, Weller & Baker LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------------------------------------------------------------------------------------------------------------------
                                           2006                                                   2005
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $18,500              $0                $0             $16,500              $0                $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           $0                 $0                $0                $0                $0                $0
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              $0                 $0                $0                $0                $0                $0
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              $0                 $0                $0                $0                $0                $0
        Other
        Fees
------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Registrant's full audit committee is responsible for any required pre-approval of audit or non-audit services, and pre-approves audit or non-audit services pursuant to policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ----------------------------------------------------------------
                                                  2006              2005
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                0.00%             0.00%

                ---------------------------- ----------------- ----------------
                Tax Fees                          0.00%             0.00%

                ---------------------------- ----------------- ----------------
                All Other Fees                    0.00%             0.00%

                ---------------------------------------------------------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by Tait, Weller & Baker LLP for the last two fiscal years were $0 and $0 for 2006 and 2005, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.






















--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                The Arbitrage Funds


By (Signature and Title)*                   /s/ John S. Orrico
                                            -----------------------
                                            John S. Orrico
                                            President and Treasurer

Date: August 7, 2006





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ John S. Orrico
                                            -----------------------
                                            John S. Orrico
                                            President and Treasurer

Date: August 7, 2006


By (Signature and Title)*                   /s/ Eric Kleinschmidt
                                            -----------------------
                                            Eric Kleinschmidt
                                            Chief Financial Officer

Date: August 7, 2006

* Print the name and title of each signing officer under his or her signature.